UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                       October 24, 2005 (October 24, 2005)
                       -----------------------------------


                           America Service Group Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                    0-23340                  51-0332317
        --------                    -------                  ----------
    (State or other               (Commission              (IRS Employer
      jurisdiction                File Number)          Identification Number)
    of incorporation


    105 Westpark Drive, Suite 200, Brentwood, Tennessee          37027
    ---------------------------------------------------          -----
          (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (615) 373-3100
                                                           --------------


                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure

     On October 24, 2005, America Service Group Inc. (the "Company") issued a press release announcing that the Audit Committee of the Company's Board of Directors is conducting an internal investigation into certain matters related to its subsidiary, Secure Pharmacy Plus, LLC, and that it entered into a commitment letter with one of its existing lenders to provide a new credit facility. A copy of the Company's press release is attached as Exhibit 99.1 to this current report on Form 8-K.

     This information in this report, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.


Item 9.01.   Financial Statements and Exhibits.

             (c)   Exhibits.

                   99.1    Press Release dated October 24, 2005.

                                   Signatures
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           AMERICA SERVICE GROUP INC.



Date: October 24, 2005                     By: /s/ Michael Taylor
                                               ---------------------------------
                                               Michael Taylor
                                               Senior Vice President and Chief
                                                Financial Officer

                                  EXHIBIT INDEX


Exhibit
Number       Description of Exhibits
-------      -----------------------

   99.1      Press release dated October 24, 2005.